UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

PIONEER BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-30541	54-1278721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 East Main Street

P.O. Box 10

Stanley, Virginia 22851

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 778-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2009, Pioneer Bankshares, Inc. issued a press release regarding its results of operations and financial condition as of September 30, 2009. The text of the press release is included as Exhibit 99.1 to this report. The company will include additional financial information and analyses for the period ended September 30, 2009, as part of its quarterly Form 10-Q report, to be filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

99.1	Pioneer Bankshares, Inc. press release dated November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER BANKSHARES, INC.

By:	/S/ THOMAS R. ROSAZZA
Thomas R. Rosazza
President and Chief Executive Officer

November 4, 2009

EXHIBIT INDEX

Exhibit

99.1	Pioneer Bankshares, Inc. press release dated November 4, 2009.